LONG-TERM INVESTMENTS	12 Months Ended
Dec. 31, 2013
LONG-TERM INVESTMENTS [Abstract]
LONG-TERM INVESTMENTS
10.	LONG-TERM INVESTMENTS

(a)	In February 2012, the Company acquired certain preferred shares in U4iA Games Incorporated ("U4iA"), a developer and publisher of a free-to-play, console-quality, browser-based first person shooter game for $2 million in cash. The holder of such preferred shares is entitled to the number of votes equal to the number of share of common stock into which the preferred shares could be converted. The acquired preferred shares would entitle the Company approximately 2.4% of the total voting rights as of the acquisition date if all related shares were converted. As the Company had no significant influence over U4iA, this investment was accounted for using the cost method.

Since the completion of this investment, U4iA has been in a continuous loss-making position and failed to create the type of profit-generating business that was contemplated at the time of the Company's investment. As a result, the Company recorded a full impairment loss of $2 million in the year ended December 31, 2013 since it does not expect any positive cash flows from the investment in U4iA in the future and has no intention to hold this investment for recovery.

(b)	In October 2012, the Company acquired certain preferred shares in Meteor Entertainment Inc., ("Meteor"), a developer and publisher of a free-to-play first person shooter game for $2 million in cash. The holder of such preferred shares is entitled to the number of share of common stock into which the preferred shares could be converted. The acquired preferred shares would entitle the Company approximately 2.5% and 1.2% of the total voting rights as of the acquisition date and as of the end of 2013 after further issuance of shares to other holders, respectively, if all related shares were converted. As the Company had no significant influence over Meteor, this investment was accounted for using the cost method.